Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-CSR of the funds listed on Attachment A:

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the financial statements, and other financial information included in each report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in each report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of each report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to each registrant’s auditors and the audit committee of each registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each registrant’s ability to record, process, summarize, and report financial information; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant’s internal control over financial reporting.
Date: April 26, 2012
/s/ Jonathan S. Horwitz
_______________________
Jonathan S. Horwitz
Principal Executive Officer
Certifications
I, Steven D. Krichmar, the Principal Financial Officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-CSR of the funds listed on Attachment A:

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the financial statements, and other financial information included in each report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in each report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of each report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to each registrant’s auditors and the audit committee of each registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each registrant’s ability to record, process, summarize, and report financial information; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant’s internal control over financial reporting.
Date: April 26, 2012
/s/ Steven D. Krichmar
_______________________
Steven D. Krichmar
Principal Financial Officer
Attachment A
N-CSR
Period (s) ended February 29, 2012
Putnam Global Health Care Fund
Putnam High Yield Trust
Putnam International Capital Opportunities Fund
Putnam High Income Securities Fund
Putnam Global Natural Resources Fund
Putnam Floating Rate Income Fund
Putnam Small Cap Value Fund
Putnam Global Consumer Fund
Putnam Global Energy Fund
Putnam Global Financials Fund
Putnam Global Industrials Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Emerging Markets Equity Fund
Putnam Global Utilities Fund
Putnam Retirement Income Fund Lifestyle 2
Putnam Retirement Income Fund Lifestyle 3